UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 Prospect Street, Suite 525, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INMB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information below in Item 5.02 is incorporated herein by reference in response to this Item 3.02.  INmune Bio, Inc. (the “Company”) relied upon an exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended, in connection with the issuance of the options referenced in Item 5.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2019, the Board of Directors (the “Board”) the Company held a meeting, whereupon the Board approved the issuance of an aggregate of 1,785,000 options to shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an exercise price of $3.91 per share, such exercise price being the closing price of the Company’s Common Stock on the date thereof (the “Option”). Each member of the Board abstained from any vote concerning the grant of their respective. An aggregate of 1,320,000 of the Options were granted to members of the Board, officers, and consultants of the Company, in the amounts, and having the vesting schedules in the chart set forth below. Each member of the Board abstained from the vote concerning their respective Option grant, as applicable.

Grantee	Number of Options	Exercise Price	Vesting Schedule
R.J. Tesi, M.D. Chief Executive Officer Chair of the Board	300,000	$3.91	Pro rata monthly over three years (1/36 per month)
David J. Moss Chief Financial Officer	300,000	$3.91	Pro rata monthly over three years (1/36 per month)
Mark Lowdell, PhD Chief Scientific Officer	180,000	$3.91	Pro rata monthly over three years (1//36 pre month)
Scott Juda Director	108,000	$3.91	Pro rata monthly over three years (1/36 per month)
Kelly Ganjei Director	108,000	$3.91	Pro rata monthly over three years (1/36 per month)
Tim Schroeder Director	108,000	$3.91	Pro rata monthly over three years (1/36 per month)
Edgardo Baracchini Director	108,000	$3.91	1/3 on the first anniversary of the date of grant and pro rata monthly for two years thereafter (1/24 per month)
Marcia Allen Director	108,000	$3.91	1/3 on the first anniversary of the date of grant and pro rata monthly for two years thereafter (1/24 per month)

Item 8.01 Other Events

On November 25, 2019, the Company issued a press release (the “Release”) announcing that the Company will host a live webinar on Tuesday, December 3, 2019 at 1:00 p.m. (EST) titled “Bench to Bedside: A Pre-CTAD Webinar Highlighting an Alternative Approach for Alzheimer’s Disease.” A copy of the Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibits 99.1 shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: November 29, 2019	By:	/s/ David Moss
David Moss
Chief Financial Officer

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